LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




	Know all by these presents, that the undersigned's hereby makes,

constitutes and appoints each of Diane L. Renihan, Donald R. Rench and

Raelynn Hulse, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)	prepare, execute, acknowledge, deliver and
file Forms 3, 4,
and 5 (including any amendments thereto) with respect to the securities of
Coinstar, Inc., a Delaware corporation (the "Company"), with the United
States Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under
Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the
"Exchange Act");

(2)	seek or obtain, as the
undersigned's
representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to any of the attorneys-in-fact and approves and ratifies any such release of information; and

(3)	perform any and all other
acts which in the
discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The
undersigned acknowledges that:

(1)	this
Power of Attorney authorizes,
but does not require, each such
attorney-in-fact to act in his or her
discretion on information provided
to such attorney-in-fact without
independent verification of such
information;

(2)	any documents
prepared and/or executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Limited
Power of Attorney will be in such form
and will contain such information
and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither
the Company nor such
attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act;


(4)	although the Company will use commercially reasonable best
efforts
to timely and accurately file Section 16 reporting forms on behalf of the undersigned within the required report deadlines, the Company does not represent or warrant that it will be able to do so at all times due to varius factors, including but not limited to the shorter reporting deadlines mandated by the Sarbanes-Oxley Act of 2002, possible time zone differences, and the Company's need to rely on others, including brokers;

and

(5)	this Limited Power of Attorney does not relieve the

undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

	The

undersigned hereby gives and grants the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for an on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.


	This
Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactins in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

	IN WITNESS
WHEREOF, the
undersigned has caused this Limited Power of Attorney to be executed as of this _______ day of ___________, ___________.







									   _________________________________

						Signature





_________________________________

						Print Name




STATE OF

COUNTY OF




	On this
___________ day of ____________, ______________,
________________
personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained.


	IN
WITNESS WHEREOF, I have hereunto set my hand and official seal.





									   _________________________________


						Notary Public





_________________________________
						My Commission Expires: